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                                                            EXHIBIT 10.29(b)



                            SUPPLEMENT TO CONTRACT



The State Lottery Commission of Indiana ("The Lottery") and International Lottery, Inc. ("Contractor") hereby enter into and execute this Supplement To Contract to the Contract For Instant Ticket Vending Machines And Related Services ("Contract") between the parties dated October 20, 1995, thus:

1. The Lottery may lease from Contractor and Contractor shall upon written demand from the Lottery lease to the Lottery model TTS 12000 instant ticket vending machines.

2.  The Lottery shall pay the Contractor $255.00 per month per leased machine.

3. All other terms and conditions of the Contract shall remain in full force and effect.

This Supplement is made in accordance with Sections 1.3 and 2.8 of the Contract.

State Lottery Commission                        International Lottery, Inc.
of Indiana

By: /s/ John J. Dillon
   -------------------                          By: /s/ David F. Nichols
                                                    -------------------------
Printed                                         Printed
Name: John J. Dillion                           Name:  David F. Nichols
     -----------------                                -----------------------
Title: Director                                 Title: Senior Vice President
      ----------------                                 ----------------------
Date:  8/2/96                                   Date:   8/1/96
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